Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 15, 2004 (this "Agreement"), is made by DYNTEK, INC., a Delaware corporation (the "Company"), and the Purchasers set forth on Schedule 1 hereto ("Purchasers").

                              W I T N E S S E T H:

      WHEREAS, pursuant to an 9% Senior Subordinated Convertible Note Purchase Agreement, dated as of the date hereof, between the Company and the Purchasers (the "Purchase Agreement"), the Company has agreed to issue and sell to the Purchasers an aggregate of $4,438,775 in principal amount of the Company's 9% Senior Subordinated Convertible Notes due October 15, 2007 (the "Notes"), which Notes are convertible into shares (the "Underlying Shares") of common stock of the Company, $0.0001 par value per share ("Common Stock"), in accordance with the terms of the Purchase Agreement and the Notes. Additionally, pursuant to the Purchase Agreement, the Company has agreed to provide to the Purchasers one or more warrants (the "Warrants") to purchase shares of the Company's Common Stock.

      WHEREAS,  to induce the  Purchasers  to execute and  deliver the  Purchase
Agreement, the Company has agreed to provide to the Purchasers and their permitted assigns certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws; and

      WHEREAS, this Agreement, together with the Notes, the Purchase Agreement and the Warrants, are hereinafter collectively referred to as the "Transaction Documents".

      NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the Company and the Purchasers hereby agree as follows:

      1.    Definitions.

            As used in this Agreement, the following terms shall have the following meanings:

            (a)   "Claims"  shall  have the  meaning  ascribed  to it in Section
                  6(a).

            (b)   "Effective  Date"  means the 90th day  following  the  Closing
                  Date.

            (c)   "Excess  Liability"  shall have the meaning  ascribed to it in
                  Section 6(e).

            (d)   "Filing Date" means the 30th day following the Closing Date.

            (e) "Holder" or "Holders" mean a holder or holders of Registrable Securities.


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

            (f)   "Indemnified  Person" shall have the meaning ascribed to it in
                  Section 6(a).

            (g) "Registrable Securities" shall mean (i) the Shares and the shares of Common Stock or other securities issued or issuable to the Purchaser or its permitted transferee or designee (a) upon conversion of the Notes and upon the exercise of the Warrants, the Placement Warrants and the Additional Warrants or payment of interest or any installment of Mandatory
                  Prepayment  (as  defined  in  the  Notes),  or  (b)  upon  any
                  distribution   with  respect  to,  any  exchange  for  or  any
                  replacement  of  such  Notes  or  Warrants,  or (c)  upon  any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for, or in replacement of, the securities referred to in the preceding clauses.

            (h)   "Registration Period" shall have the meaning ascribed to it in
                  Section 2(ii).

            (i)   "Registration  Statement"  means a  registration  statement or
                  registration   statements  of  the  Company  filed  under  the
                  Securities Act covering Registrable Securities.

            (j)   "Register,"   "Registered"  and  "Registration"   refer  to  a
                  registration effected by preparing and filing a registration statement in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement by the United States Securities and Exchange SEC (the "SEC").

            (k)   "Rule 144" shall have the meaning ascribed to it in Section 8.

            (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (m)   "Shares" means the Underlying Shares and the Warrant Shares.

            (n) "Violations" shall have the meaning ascribed to it in Section 6(a).

            (o) "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of, or otherwise in respect of, the Warrants, the Additional Warrants and the Placement Warrants.

      Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not


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

otherwise defined herein shall have the meanings set forth in the Purchase Agreement or elsewhere in the Transaction Documents.

      2.    Mandatory Registration.

      (i) The Company shall prepare and file with the SEC not later than the Filing Date a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities, in an amount sufficient to cover the resale of the Shares issuable upon conversion of the Notes and exercise of the Warrants, the Additional Warrants, and the
Placement Warrants and payments of interest and installments of Mandatory Prepayments (as defined in the Notes) on the Notes. In the event that Form S-3 is unavailable and/or inappropriate for such a registration of all the Registrable Securities, the Company shall use such other form or forms as are available and appropriate for such a registration. Any Registration Statement prepared pursuant hereto shall register for resale at least 16,000,000 shares of Common Stock, which includes such number of shares as are in good faith estimated by the Company to be issuable due to the operation of the anti-dilution provisions of the Purchase Agreement, the Warrants, the Additional Warrants and the Placement Warrants. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effective Date; provided that, if (1) the Registration Statement is not filed by the Filing Date, (2) the Registration Statement is not declared effective by the Effective Date, (3) the Registration Statement required to be filed by the Company pursuant to this Section shall cease to be available for use by any holder of the Note which is named therein as a selling stockholder for any reason (including, without limitation, by reason of a stop order, a material misstatement or omission in such Registration Statement or the information contained in such Registration Statement having become outdated), or
(4) the Company fails, refuses or is otherwise unable timely to issue, Shares upon conversion of the Notes or upon exercise of the Warrants in accordance with the terms of the Notes and the Warrants, or certificates therefor as required under the Transaction Documents, then the Company shall pay to each Purchaser an amount equal to one percent (1%) per 30-day period of the purchase price paid for the Notes purchased by such Purchaser. Thereafter, for every 30 days that pass during which any of the events described in clauses (1), (2), (3) and (4) above occurs and is continuing (the "Blackout Period"), the Company shall pay to each Purchaser an additional amount equal to one percent (1%) of the purchase price paid for the Notes purchased by such Purchaser. Each such payment shall be due within five days of the end of each calendar month of the Blackout Period until the termination of the Blackout Period and within five (5) days after such termination. Such payments shall be in partial compensation to the Purchaser, and shall not constitute the Purchaser's exclusive remedy for such events. The Blackout Period shall terminate upon (x) the filing of the Registration
Statement in the case of clause (1) above; (y) the effectiveness of the Registration Statement in the case of clauses (2) and (3) above; and (z) delivery of such shares or certificates in the case of clause (4) above.

      (ii) The Company shall use its best efforts to keep each Registration Statement effective (pursuant to Rule 415 if available) at all times until such date as is the earlier of (i) the


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

date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to each Purchaser and reasonably acceptable to legal counsel for the Company) may be immediately sold without restriction (including without limitation as to volume restrictions by each holder thereof) without registration under the Securities Act (the "Registration Period").

      (iii) If any offering  pursuant to a Registration  Statement,  pursuant to
Section 2 hereof, involves an underwritten offering (which may only be with the consent of the Company), each Purchaser shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer to the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

      (iv) If the Registrable Securities are registered for sale under the Securities Act, the Purchasers shall cease any distribution of such shares under the Registration Statement not more than once in any 12-month period, for up to 30 days, upon the request of the Company if: (x) such distribution would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its affiliates that, in the good faith judgment of the Company's Board of Directors, would materially interfere with such transaction or negotiations, (y) such distribution would otherwise require premature disclosure of information that, in the good faith judgment of the Company's Board of Directors, would adversely affect or otherwise be detrimental to the Company or (z) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the continued distribution of the Registrable Securities would adversely affect the offering of the securities proposed to be registered for the account of the Company. The Company shall promptly notify each Purchaser at such time as (i) such transactions or negotiations have been otherwise publicly disclosed or terminated, or (ii) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events.

      (v) The Company shall permit a single firm of counsel designated by the Purchasers to review such Registration Statement, and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof and any correspondence between the Company and the SEC relating to the Registration Statement) (collectively, the "Registration Documents") a reasonable period of time prior to their filing with the SEC, and not file (or send) any Registration Documents in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Purchasers, the Purchaser's beneficial ownership of securities of the Company or the Purchasers intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Purchasers.

      3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:


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

            (a) Prepare and file with the SEC the Registration Statements required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectuses used in connection with the Registration Statements, as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during the Registration Period, to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements;

            (b) The Company  shall  promptly  furnish,  after such  Registration
Statements are prepared, filed with the SEC, publicly disseminated and distributed and received by the Company, to each Purchaser and its legal counsel, a copy of any such Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of its Registrable Securities;

            (c) As soon as practicable for the Company and its counsel, but no later than two business days after receipt thereof, furnish to each Purchaser and its counsel copies of all correspondence between the Company and the SEC with respect to any Registration Statement or amendment or supplement thereto filed pursuant to this Agreement;

            (d) Use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or blue sky laws, if applicable, of such jurisdictions as the Purchaser may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

            (e) List such securities on The Nasdaq National Market, if the Company's securities are listed on such market, and all the other national securities exchanges on which any securities of the Company are then listed, and file any filings required by The Nasdaq National Market and/or such other securities exchanges; provided, however, that no representation is made that the Company will remain listed on the Nasdaq National Market;

            (f) Notify each Purchaser and (if requested by such Purchaser) confirm such advice in writing, (i) when or if the prospectus or any prospectus supplement or post-effective


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

amendment  has been filed with the SEC,  and,  with respect to any  Registration
Statement  or any  post-effective  amendment,  when the  same has been  declared effective by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or the prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (g) If any fact contemplated by clause (v) of paragraph (f), above, shall exist, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Securities, the prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (h) If the Company has consented to an underwritten offering and such offering is underwritten, at the request of any Purchaser, to furnish on the effective date of the applicable Registration Statement and on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Purchaser, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (ii) a letter dated such date from the Company's independent public accountants addressed to the underwriters and to such Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request;

            (i)  Cooperate   with  the   Purchasers  to  facilitate  the  timely
preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration


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

Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request, and registered in such names as the Purchasers may request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Purchaser) an appropriate instruction and opinion of such counsel, satisfactory to the Company, and the Purchaser and its legal counsel;

            (j) Enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

                  (i) make such representations and warranties to each Purchaser and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

                  (ii) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with any Purchaser and such representative of such Purchaser as such Purchaser shall select relating to the Registration and providing for, among other things, the appointment of such representative as agent for such Purchaser for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

                  (iii) deliver such customary documents and certificates as may be reasonably requested by any Purchaser whose Registrable Securities are being sold or by the managing underwriters, if any.

            (k) The Company shall hold in confidence and not make any disclosure of information concerning any Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws and/or the requests of any self-regulatory organizations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Purchaser is sought in or by a court or governmental body of competent jurisdiction, give prompt notice to such Purchaser prior to making such disclosure, and allow such Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.


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

      4. Obligations of the Purchaser to Provide Information. In connection with the registration of the Registrable Securities, each Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably requested in writing by the Company to effect the registration of such Registrable Securities, and each Purchaser shall execute any and all such documents in connection with such registration as the Company and its legal counsel may reasonably request. At least ten business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser in writing of the information the Company requires of any Purchaser to be included in the Registration Statement. Each Purchaser shall give sufficient notice to the Company before selling any Registrable Securities so that the Company may prepare and file any necessary post-effective amendments to the Registration Statement or such additional filings as shall be necessary or desirable.

      5. Expenses of Registration. All expenses and fees, other than Purchaser's brokerage discounts or commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, and the fees and disbursements of one counsel to the Purchasers with respect to each Registration Statement filed pursuant hereto, shall be borne by the Company.

      6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            (a) The Company will indemnify and hold harmless the Purchasers, their investment advisor and sub-advisors, their officers, directors, members, partners and shareholders, and each person, if any, who controls any Purchasers within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of
Section 6(b) below, reimburse each Purchaser, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees for one counsel to the Purchasers and other reasonable costs and expenses incurred by it in connection with the investigation or defense of any such violation or Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claim arising out of or based upon reliance upon information furnished in writing to the Company by or on behalf of any Indemnified Person for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of any Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any Purchaser pursuant to Section 9.

            (b) Each Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon information furnished in writing to the Company, by or on behalf of such Purchaser, for use in connection with the preparation of the Registration Statement (including any modifications, amendments or supplements thereto), subject to such limitations and conditions as are applicable to the indemnification provided by the Company in this Section 6; provided, however, that in no event shall any indemnity by such Purchaser under this Section 6 exceed the amount of the net proceeds received by such Purchaser in connection with the offering effected through such Registration Statement.

            (c)  Promptly  after  receipt by an  Indemnified  Person  under this
Section  6  of  notice  of  the  commencement  of  any  action   (including  any
governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one legal counsel for the Purchasers, and such legal counsel shall be selected by the Purchasers. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

            (d) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

            (e) Notwithstanding the foregoing, to the extent that any provisions relating to indemnification or contribution contained in the underwriting agreements entered into among the Company, the underwriters and any Purchaser in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreements shall be controlling as to the Registrable Securities included in the public offering.

      7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing, (a) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if any Purchaser and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

      8. Reports Under Exchange Act. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) furnish to any Purchaser so long as such Purchaser owns Shares or Notes promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

      9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by any Purchaser to any transferee of the Registrable Securities or Notes held by such Purchaser if: (a) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing to be bound by all of the provisions contained herein; and (d) the transfer of the relevant Registrable Securities complies with the restrictions set forth in Section 4 of the Purchase Agreement.

      10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon such Purchaser and the Company.

      11. Termination of Registration Rights. The obligations of the Company under this Agreement shall terminate on the earlier of (i) the sale of the Registrable Securities pursuant to an effective registration statement and (ii) with respect to each Purchaser, if such Purchaser is eligible to sell under Rule 144(k) under the Securities Act.

      12. Miscellaneous.

            (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities or Notes convertible into such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities or Notes.

            (b) Any notice  required or  permitted  hereunder  shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at (i) the address set forth below or (ii) at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:             DynTek, Inc.
                     18881 Von Karman Ave.
                     Irvine, CA  92612
                     Attention:
                     Tel.:   (949) 955-0078
                     Fax:    (949) 955-0086

                     With copies to:

                     Stradling Yocca Carlson & Rauth
                     660 Newport Center Drive, Suite 1600
                     Newport Beach, CA 92660
                     Attention:  Christopher Ivey, Esq.
                     Tel.:  (949) 725-4121
                     Fax:  (949) 725-4100

PURCHASERS:
                     830 Third Avenue, 14th Floor
                     New York, New York 10022
                     Attention:
                     Tel.:
                     Fax:

                     830 Third Avenue, 14th Floor
                     New York, New York 10022
                     Attention:
                     Tel.:
                     Fax:

                     With copies to:

                     Katten Muchin Zavis Rosenman
                     575 Madison Avenue
                     New York, New York 10022
                     Attention:  Robert L. Kohl, Esq.
                     Tel.:  (212) 940-6380
                     Fax:  (212) 940-8776

            (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to conflicts of laws issues. Each of the parties agrees to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

            (e) This Agreement, together with the other Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

            (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure for the benefit of and be binding upon the successors and assigns of each of the parties hereto.

            (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

            (h) The Company acknowledges that any failure by the Company to perform its obligations under Section 2, or any delay in such performance could result in direct and indirect damages to the Purchasers, and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct and consequential damages caused by any such failure or delay. Nothing herein shall limit each Purchaser's right to pursue any claim seeking such direct or consequential damages.

            (i) The initial number of Registrable Securities included in any Registration Statement and each increase to the number of Registrable Securities included therein shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time of such establishment or increase, as the case may be. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Purchasers, pro rata based on the number of shares of Registrable Securities then held by such Purchasers. For the avoidance of doubt, the number of Registrable Securities held by a Purchaser shall be determined as if all Warrants then outstanding and held by a Purchaser were exercised for Registrable Securities.

            (j) The Company acknowledges that the obligations of each Purchaser under this Agreement, are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to enter into this Agreement has been made by such Purchaser independently of any other Purchaser. The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Purchaser pursuant hereto (including, but not limited to, the (i) inclusion of a Purchaser in a Registration Statement and any amendments or supplements thereto and (ii) review by, and consent to, such Registration Statement and any amendments or supplements thereto by a Purchaser), shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights rising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

            (k) Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Agreement. For reasons of administrative convenience only, this Agreement has been prepared by counsel for one of the Purchasers. Such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby. The Company has elected to provide all Purchasers with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

            THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK,
                          THE EXECUTION PAGE FOLLOWS.

      IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by the undersigned as of the date set forth above.

                                           DYNTEK, INC.

                                           By:
                                              ----------------------
                                              Name:
                                              Title:

                                            By:
                                               ---------------------
                                               Name:
                                               Title:

                                            By:
                                               ---------------------
                                               Name:
                                               Title:

                                   SCHEDULE 1


                                        1